                                                                  EXHIBIT 99.10

FOR BENEFICIAL HOLDERS

   THIS ORANGE BROKER COMMISSION FORM IS TO BE COMPLETED BY A BENEFICIAL HOLDER OF FIRST UNION COMMON SHARES WISHING TO DESIGNATE A BROKER TO RECEIVE FROM GOTHAM GOLF CORP A $1.00 PER SHARE COMMISSION IN CONNECTION WITH SUCH HOLDER'S EXERCISE OF SUBSCRIPTION RIGHTS TO PURCHASE GOTHAM GOLF CORP COMMON STOCK. UPON COMPLETION OF THIS BROKER COMMISSION FORM, THE BENEFICIAL HOLDER SHOULD SEND THIS BROKER COMMISSION FORM, ALONG WITH THE HOLDER'S INSTRUCTIONS TO THE REGISTERED HOLDER, TO THE SOLICITING BROKER DESIGNATED HEREIN. THE SOLICITING BROKER SHOULD THEN SEND THIS BROKER COMMISSION FORM, ALONG WITH THE BENEFICIAL HOLDER'S INSTRUCTIONS, TO THE APPROPRIATE REGISTERED HOLDER OF THE FIRST UNION COMMON SHARES, WHICH WILL BE RESPONSIBLE FOR FORWARDING THIS BROKER COMMISSION FORM ALONG WITH THE RELATED FORM OF ELECTION AND LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT. TO BE VALID, THIS BROKER COMMISSION FORM MUST BE RECEIVED BY
THE EXCHANGE AGENT NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON [      ],
TOGETHER WITH THE RELATED FORM OF ELECTION AND LETTER OF TRANSMITTAL AND THE CERTIFICATES REPRESENTING THE SURRENDERED FIRST UNION COMMON SHARES.

FOR REGISTERED HOLDERS IN CERTIFICATED FORM

   IF THE BENEFICIAL HOLDER COMPLETING THIS BROKER COMMISSION FORM IS ALSO THE REGISTERED HOLDER OF FIRST UNION COMMON SHARES, THE BENEFICIAL HOLDER SHOULD COMPLETE THIS BROKER COMMISSION FORM AND SEND IT, ALONG WITH THE RELATED FORM OF ELECTION AND LETTER OF TRANSMITTAL, TO THE SOLICITING BROKER DESIGNATED HEREIN. THE SOLICITING BROKER SHOULD THEN FORWARD THIS BROKER COMMISSION FORM AND THE RELATED FORM OF ELECTION AND LETTER OF TRANSMITTAL DIRECTLY TO THE EXCHANGE AGENT PRIOR TO THE ELECTION DEADLINE. TO BE VALID, THIS BROKER COMMISSION FORM MUST BE RECEIVED BY THE EXCHANGE AGENT BY THE ELECTION DEADLINE, TOGETHER WITH THE RELATED FORM OF ELECTION AND LETTER OF TRANSMITTAL AND THE CERTIFICATES REPRESENTING THE SURRENDERED FIRST UNION COMMON SHARES.

                            BROKER COMMISSION FORM

          TO ACCOMPANY THE FORM OF ELECTION AND LETTER OF TRANSMITTAL
RELATING TO THE EXCHANGE OF SHARES OF BENEFICIAL INTEREST, PAR VALUE $1.00 PER
                                   SHARE, OF

                      FIRST UNION REAL ESTATE EQUITY AND
                             MORTGAGE INVESTMENTS

PLEASE READ AND FOLLOW THE ACCOMPANYING INSTRUCTIONS CAREFULLY AND DELIVER TO:
                   THE BANK OF NEW YORK, THE EXCHANGE AGENT

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        BY MAIL:                   BY HAND:             BY OVERNIGHT COURIER:
  The Bank of New York       The Bank of New York       The Bank of New York
 Reorganization Services       Tender & Exchange          Tender & Exchange
          Dept.                   Department                 Department
     P.O. Box 859208          101 Barclay Street         101 Barclay Street
Braintree, MA 02185-9208   Receive and Deliver Window Receive and Deliver Window
                              New York, NY 10286         New York, NY 10286
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      FACSIMILE TRANSMISSION: (212) 815-6433 (ELIGIBLE INSTITUTIONS ONLY)

FOR FURTHER INFORMATION: call D.F. King & Co., the information agent, at (888)
                             414-5566 (toll free)

   The undersigned hereby designates the soliciting broker set forth below (the "Soliciting Broker") to receive a $1.00 commission (the "Broker Commission") for each Gotham Golf Corp common share designated below that will be purchased by the undersigned (or its nominee) through the exercise of subscription rights in the proposed transaction. The undersigned recognizes that this Broker Commission Form should only be filled out if the undersigned's exercise of subscription rights to purchase Gotham Golf Corp common shares was solicited or encouraged by the Soliciting Broker. The undersigned is not obligated and should not complete this Broker Commission Form if the designated Soliciting Broker did not solicit the exercise of the undersigned's subscription rights.

   In designating the Soliciting Broker as the recipient of such Broker Commission, the undersigned hereby certifies to the exchange agent and Gotham Golf Corp that:

    1. The undersigned is the beneficial holder of First Union common shares to which this form and broker commission relates;

    2. The undersigned has completed a Form of Election and Letter of Transmittal, or has completed instructions for its nominee holder to complete a Form of Election and Letter of Transmittal, to purchase a number of Gotham Golf Corp common shares equal to or greater than the number of Gotham Golf Corp common shares set forth herein; and

    3. The Soliciting Broker designated herein solicited or encouraged the undersigned's exercise of subscription rights to purchase shares of Gotham Golf Corp for which the Broker Commission will be paid.

   The undersigned acknowledges that, if any of the above certifications are untrue, or the exchange agent fails to receive this Broker Commission Form, together with the accompanying Form of Election and Letter of Transmittal (which is to be completed by the registered holder of the First Union common
shares) by 5:00 p.m., New York City time, on [            ] (the "election
deadline"), Gotham Golf Corp has the option, in its sole discretion, not to pay any Broker Commission to the Soliciting Broker.

   If the undersigned is the beneficial holder of First Union common shares but not the registered holder of such shares, the undersigned acknowledges that it should complete this Broker Commission Form and send it, together with the appropriate instructions to the registered holder, to the Soliciting Broker so that the Soliciting Broker can forward such materials to the appropriate registered holder. The documents should be sent sufficiently in advance so that the registered holder has adequate time to complete the related Form of Election and Letter of Transmittal and forward it, together with the Broker Commission Letter and the certificates representing the surrendered First Union common shares, to the exchange agent prior to the election deadline.

   If the undersigned is both the beneficial holder and registered holder of First Union common shares, the undersigned acknowledges that it should complete this Broker Commission Form and send it, together with the related Form of Election and Letter of Transmittal and the certificates representing the surrendered First Union common shares, to the Soliciting Broker so that he or she can forward such materials to the exchange agent prior to the election deadline.

   The undersigned acknowledges that only one Brokerage Commission may be paid per Gotham Golf Corp common share purchased in the proposed transaction, and that the undersigned may not designate more than one Soliciting Broker to receive a Broker Commission for each Gotham Golf Corp common shares purchased in the proposed transaction. The undersigned also acknowledges that no person may receive a Broker Commission unless such person is (1) a broker or dealer in securities, including the dealer manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. ("NASD"), or (2) a bank or trust company legally authorized to receive such fees. Upon the terms and subject to the conditions set forth in this Broker Commission Letter, Gotham Golf Corp will pay are cause to be paid the appropriate Broker Commission after the completion of the proposed transaction.

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

   The undersigned authorizes the exchange agent to follow any election and to rely upon all representations, certifications and instructions contained in this Broker Commission Form.


   This ORANGE Redemption Certification instructs the exchange agent and Gotham
Golf Corp that the undersigned hereby designates the following broker to be paid the Broker Commission in connection with the exercise of the undersigned's subscription rights in the proposed transaction.

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

CERTIFICATIONS                                               Number of Shares of Gotham Golf Corp Common Stock
                                                             Purchased Through the Exercise of Subscription Rights
Check all of the following that apply:                       and for Which a Broker Commission Should Be Paid to
                                                             the Soliciting Broker: ______________________________
[_] The undersigned is the beneficial holder of First
    Union common shares to which this form and               _____________________________________________________
    broker commission relates;                                            (SIGNATURE(S) OF OWNER(S))

[_] The undersigned has completed a Form of Election         Name:________________________________________________
    and Letter of Transmittal, or has completed                                 (PLEASE PRINT)
    instructions for its nominee holder to complete a
    Form of Election and Letter of Transmittal, to           Capacity:____________________________________________
    purchase a number of Gotham Golf Corp common
    shares equal to or greater than the number of            Address:_____________________________________________
    Gotham Golf Corp common shares set forth herein;                          (INCLUDE ZIP CODE)
    and
                                                             Area Code and
[_] The Soliciting Broker designated herein solicited or     Telephone Number:____________________________________
    encouraged the undersigned's exercise of
    subscription rights to purchase shares of Gotham         Account No.:_________________________________________
    Golf Corp for which the Broker Commission will
    be paid.                                                 _____________________________________________________
                                                              SOCIAL SECURITY OR OTHER TAX IDENTIFICATION NUMBER
----------------------------------------
                                                             Dated:_______________________________________________
PLEASE NOTE THAT ALL OF THE BOXES ABOVE MUST BE CHECKED
IN ORDER FOR THE DESIGNATED SOLICITING BROKER TO BE PAID
THE BROKER COMMISSION.
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                                             SOLICITING BROKER

   The above signed represents that the Soliciting Broker is:

Name of Firm:______________________________________________________________________________________________
                                              (PLEASE PRINT)

Name of Individual Broker:_________________________________________________________________________________

Telephone Number of Broker:________________________________________________________________________________

Address:___________________________________________________________________________________________________
                                            (INCLUDE ZIP CODE)

   The acceptance of the Broker Commission by the Soliciting Broker will constitute a representation by the Soliciting Broker that (1) it has complied with the applicable requirements of the Securities Act of
1933, as amended, and the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (2) it is entitled to such compensation for such solicitation under the terms and conditions set forth in this Broker Commission Letter; (3) in soliciting the exercise of subscription rights, it has used no solicitation materials other than those furnished by First Union and Gotham Golf Corp; and (4) the broker has not solicited the exercise of subscription rights of any beneficial or registered holder of First Union common shares who resides in the State of Idaho.

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

                                 SOLICITATION FEE PAYMENT INSTRUCTIONS
ISSUE CHECK TO:

Firm:______________________________________________________________________________________________________
                                         (PLEASE PRINT)

Attention:_________________________________________________________________________________________________

Address:___________________________________________________________________________________________________

Phone Number:________________Taxpayer Identification or Social Security Number: ___________________________


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

                                 INSTRUCTIONS

    PLEASE READ THE PROXY STATEMENT-PROSPECTUS AND THE REST OF THIS BROKER
                                COMMISSION FORM
               PRIOR TO COMPLETING THIS BROKER COMMISSION FORM.

   To be effective, this Broker Commission Form must be received, together with the related Form of Election and Letter of Transmittal, by the exchange agent
no later than 5:00 p.m., New York City time, on              (the "election
deadline").

1.  DELIVERY INSTRUCTIONS AND TIMING

   (a) GENERAL. This Broker Commission Form must be completed by a beneficial holder of First Union common shares who will exercise subscription rights in the proposed transaction to purchase Gotham Golf Corp common shares, at $20.00 per share. In order for the $1.00 brokerage commission to be paid to the designated Soliciting Broker, this Broker Commission Form must be received, together with the related Form of Election and Letter of Transmittal and the certificates representing the surrendered First Union common shares, by the exchange agent prior to the election deadline, at either of the addresses set forth on the front of this Broker Commission Form.

   (b) ADDITIONAL INSTRUCTIONS FOR BENEFICIAL HOLDERS WHO ARE NOT REGISTERED HOLDERS. If the beneficial holder completing this Broker Commission Form is not the registered holder of First Union common shares who must complete the related Form of Election and Letter of Transmittal, the beneficial holder should send this Broker Commission Form, together with such holder's instructions, to the Soliciting Broker, which will send such materials to the registered holder. Such materials should be sent sufficiently in advance so that the registered holder may complete the related Form of Election and Letter of Transmittal and deliver such form, together with this Broker Commission Form and the certificates representing the surrendered First Union common shares, to the exchange agent by the election deadline.

   (c) ADDITIONAL INSTRUCTIONS FOR BENEFICIAL HOLDERS WHO ARE REGISTERED HOLDERS. If the holder completing this Broker Commission Form is both the beneficial holder and registered holder of First Union common shares, the beneficial holder should send this Broker Commission Form, together with the related Form of Election and Letter of Transmittal and the certificates representing the surrendered First Union common shares, to the Soliciting Broker. Such materials should be sent sufficiently in advance so that the Soliciting Broker has adequate time to forward such materials to the exchange agent prior to the election deadline.

2.  INADEQUATE SPACE

   If there is inadequate space to complete any box or to sign this Broker Commission Form, the information or signatures required to be provided must be set forth on additional sheets substantially in the form of the corresponding portion of this Broker Commission Form.

3.  METHOD OF DELIVERY

   The method of delivery of all documents (including this Broker Commission Form and the related Form of Election and Letter of Transmittal and certificates) is at the option and risk of the beneficial holder, the registered holder and the Designated Broker. If delivery is by mail, the use of registered mail, with return receipt requested, properly insured, is strongly recommended. You should allow sufficient time to ensure delivery to the exchange agent to permit this Broker Commission Form, the related Form of Election and Letter of Transmittal and the certificates representing surrendered First Union common shares to be received prior to the election deadline. Delivery of the documents will be deemed effective, and risk of loss and title with respect thereto will pass, only when materials are actually received by the exchange agent. COMPLETED BROKER COMMISSION FORMS SHOULD BE MAILED, TOGETHER WITH THE RELATED FORM OF ELECTION AND LETTER OF TRANSMITTAL AND THE CERTIFICATES REPRESENTING SURRENDERED FIRST UNION COMMON SHARES, TO THE EXCHANGE AGENT AND NOT TO FIRST UNION OR GOTHAM GOLF CORP.

4.  CONSTRUCTION

   All questions with respect to this Broker Commission Form (including, without limitation, questions relating to the timeliness and effectiveness of this Broker Commission Form) will be resolved by Gotham Golf Corp, in its sole discretion, and such resolution will be final and binding.

   With the consent of Gotham Golf Corp, the exchange agent may (but is not required to) waive any immaterial defects or variances in the manner in which the Broker Commission Form has been completed and submitted so long as the intent of the holder submitting this Broker Commission Form is reasonably clear. Neither the exchange agent, First Union nor Gotham Golf Corp is under any obligation to provide notification of any defects in the surrender of any forms or certifications, nor shall the exchange agent, First Union or Gotham Golf Corp be liable for any failure to give any such notification.

5.  QUESTIONS AND REQUESTS FOR INFORMATION

   Questions and requests for information or assistance may be directed to the information agent at its respective address and telephone numbers below. Additional copies of the proxy statement-prospectus, this Broker Commission Form other materials may be obtained from the information agent as set forth below.

                           The Information Agent is:

                             D.F. KING & CO., INC.
                                77 Water Street
                                 20/th/ Floor
                              New York, NY 10005
            Banks and Brokerage Firms, Please Call: (212) 269-5550
                  All Others, Call Toll-Free: (888) 414-5566

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